GS SHORT DURATION TAX-FREE FUND
                           Institutional Shares
                           Administration Shares
                              Service Shares
                             ----------------

                   Supplement dated October 13, 1995 to
                     Prospectuses dated March 1, 1995

The following language replaces the third paragraph on page 23 under the heading "Management -- Investment Adviser" in the
Prospectus:

     The Fund's portfolio managers are Theodore T. Sotir and Benjamin S. Thompson. Mr. Sotir is a Vice President and his responsibilities include development of overall fixed income strategy and risk control. Mr. Sotir joined Goldman Sachs Asset Management in 1993, after working as a portfolio manager at Fidelity Management Trust Company. Prior to joining Fidelity, Mr. Sotir worked for Goldman Sachs in the fixed income division for six years. Mr. Thompson specializes in municipal securities, where his responsibilities include developing investment strategy and structuring portfolios. Mr. Thompson worked in the institutional sales and marketing group at Goldman Sachs Asset Management until he joined the fixed income team in 1993. Prior to joining Goldman Sachs Asset Management in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank.